                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                       ________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of eaelist event report)           12-Nov-97
                                                            --------------------

      The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       -------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                333-20817-10          upper tier    91-184-6078
      ----------                ------------          -------------------------
                                                      lower tier    91-184-8675
                                                      -------------------------

      State or other                (Commission                  (IRS Employer
      jurisdiction of               File Number)                 ID Number)
      incorporation)


      2840  Morris  Avenue,  Union,  New  Jersey   07083
      -------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                       -------------
                                    n/a
      -------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 5          Other Events
                ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 12, 1997 Remittance Date.


Item 7          Financial Statements and Exhibits
                ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                      --------------------
                                                         Harry Puglisi
                                                           Treasurer



          Dated:    November 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-II
                                    -------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                         SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE NOVEMBER 12, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $5,925,457.38


    LESS: SERVICE FEE                                                               53,148.52
          CONTINGENCY FEE                                                           53,148.52
          OTHER SERVICER FEES (Late Charges / Escrow)                               13,067.87
          UNREIMBURSED MONTHLY ADVANCES                                                  0.00
                                                                                --------------

                                                                                   119,364.91

    PLUS: MONTHLY ADVANCE - INCLUDING
           COMPENSATING INTEREST                                                         0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                   0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                          0.00
                                                                                --------------

                                                                                         0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00

                                                                                --------------
    AVAILABLE REMITTANCE AMOUNT (1-2)                                            5,806,092.47
                                                                                ==============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        81,273,754.17

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        13,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                    4,464,958.70
    CLASS A-2                                                                            0.00
    CLASS A-3                                                                            0.00
    CLASS M-1                                                                            0.00
    CLASS M-2                                                                            0.00
    CLASS B                                                                              0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                         4,464,958.70

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                         0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                         0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                         0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                       0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                           0.00
       CLASS M REALIZED LOSS AMOUNT                                           0.00
       CLASS B REALIZED LOSS AMOUNT                                           0.00
       AGGREGATE REALIZED LOSS AMOUNT                                         0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                             3,408,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                             2,389,665.75
   # OF LOANS                                                                  184

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                      284,966.50

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                      558,789.03

9.  AMOUNT OF INTEREST RECEIVED                                       2,669,975.75

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
           THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                          0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                   848.28

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                       1,577.50

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT              430,750.90
     (B) PRINCIPAL DISTRIBUTION AMOUNT           4,464,958.70
     (C) CARRY FORWARD AMOUNT                            0.00
     (D) MONTHLY ADVANCE                                 0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                            4,895,709.60

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT              338,870.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
     (C) CARRY FORWARD AMOUNT                            0.00
     (D) MONTHLY ADVANCE                                 0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                              338,870.00

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT              157,055.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
     (C) CARRY FORWARD AMOUNT                            0.00
     (D) MONTHLY ADVANCE                                 0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                              157,055.63

 CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              926,676.52
    (B) PRINCIPAL DISTRIBUTION AMOUNT           4,464,958.70
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS A REMITTANCE AMOUNT                               5,391,635.22

 CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              197,921.88
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                               197,921.88

 CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              120,312.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                               120,312.50

 CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              318,234.38
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                 318,234.38

 CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT               88,343.75
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                  88,343.75

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            1,333,254.65
    (B) PRINCIPAL DISTRIBUTION AMOUNT           4,464,958.70
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL REMITTANCE AMOUNT                                       5,798,213.35

14. (A) REIMBURSABLE AMOUNT (I-22)
    (B) CLASS X REMITTANCE AMOUNT PAYABLE                                 0.00
         PURSUANT TO SECTION 6.08(d) (iii) & (iv)
                                                                          0.00

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      76,808,795.47

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        61,800,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        27,675,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        33,125,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        18,750,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                        13,750,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                       231,908,795.47

16. TRIGGER EVENT CALCULATION                                                                                   TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                                1.37%
           (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                    28.97%            0.00%        YES

    (2)  BOTH (A) AND (B)

            (A) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 9%           OR                                            0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,500,000               1,577.50        NO

             (B) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 15%           OR                                           0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES                                   1,577.50        NO                 NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                          222,623,754.17
        (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD 240,381,924.28            92.61%        YES

                                                                                                                --------------------
                       IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                           YES
                                                                                                                --------------------



17. CUMULATIVE REALIZED LOSSES                                                       1,577.50

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                             0.00

19.   (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                  53,148.52

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                53,148.52

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                    7,879.13

      (D) FHA PREMIUM ACCOUNT                                                        9,013.26

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                          0.00
           (B) SECTION 5.04 (c)                                                          0.00
           (C) SECTION 5.04 (d)(ii)                                                      0.00
           (D) SECTION 5.04 (e)                                                          0.00
           (E) SECTION 5.04 (f)(i)                                                 106,297.04

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                        76,808,795.47       0.80936560
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                       94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                        61,800,000.00       1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                       61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                         27,675,000.00      1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                        27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                          3,125,000.00      1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                        33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                         18,750,000.00      1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                        18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                         13,750,000.00      1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                        13,750,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                             231,908,795.47      0.92763518
    ORIGINAL POOL  PRINCIPAL BALANCE                           250,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                         12.615%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                           14.165%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
            CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
            ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                        6.816%

     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                08/31/97        09/30/97       10/31/97
                                                                ------------------------------------------------
                                                                     12.618%         12.616%        12.615%
                                                                ------------------------------------------------
23. (A) SENIOR PERCENTAGE                                                                100.00%

      (B) CLASS B PERCENTAGE                                                               0.00%

24. (A) SPREAD AMOUNT                                                              8,473,128.81

       (B) SPECIFIED SUBORDINATED AMOUNT                                          24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                               0.00
             CLASS M APPLIED REALIZED LOSS AMOUNT                                          0.00
             CLASS B APPLIED REALIZED LOSS AMOUNT                                          0.00

       (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                            0.00
             UNPAID  CLASS M REALIZED LOSS AMOUNT                                          0.00
             UNPAID  CLASS B REALIZED LOSS AMOUNT                                          0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                   1,231,537.42

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
           FOR THE DUE PERIOD                                                          9,013.26
      (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
           CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)             2,824.69

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                        0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                        25,000,000.00

 30.CLAIMS FILED DURING THE DUE PERIOD                                                     0.00

 31. CLAIMS PAID DURING THE PERIOD                                                         0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                   0.00

 34. OTHER INFORMATION                                                                      N/A

                                   EXHIBIT O
                  REMIC DELINQUENCIES AS OF -OCTOBER 31, 1997

REMIC            OUTSTANDING      #
SERIES           DOLLARS          ACCOUNTS    RANGES               AMOUNT         NO         PCT
1997-II           $237,146,925.50   12,649     1 TO 29 DAYS     30,038,984.18      1,631      12.67%
                                              30 TO 59 DAYS      6,800,181.46        411       2.87%
                                              60 TO 89 DAYS      3,246,475.06        167       1.37%
                                              90 AND OVER        4,089,602.05        231       1.72%

                                              FORECLOSURE                0.00          0       0.00%
                                              REO PROPERTY               0.00          0       0.00%



                                              TOTALS           $44,175,242.75      2,440      18.63%
                                                               =============== ========== ==========

1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE          CLASS A-1      CLASS A-2      CLASS A-3      CLASS M-1
--------------------------------------------------------------------------------
(ii)                  856.41       1,000.00       1,000.00       1,000.00

(vi)                   25.18           0.00           0.00           0.00

(vii)                   3.00           0.00           0.00           0.00

(viii)                  5.89           0.00           0.00           0.00


(xiii)  (a)             4.54           5.48           5.68           5.98
        (b)            47.05           0.00           0.00           0.00
        (c)             0.00           0.00           0.00           0.00
        (d)             0.00           0.00           0.00           0.00


(xv)                  809.37       1,000.00       1,000.00       1,000.00


(xxxv)                  0.00           0.00           0.00           0.00

SUBCLAUSE                      CLASS M-2                       CLASS B
--------------               --------------                --------------
(ii)                               1,000.00                      1,000.00

(vi)                                   0.00                          0.00

(vii)                                  0.00                          0.00

(viii)                                 0.00                          0.00


(xiii)  (a)                            6.42                          6.43
        (b)                            0.00                          0.00
        (c)                            0.00                          0.00
        (d)                            0.00                          0.00


(xv)                               1,000.00                      1,000.00


(xxxv)                                 0.00                          0.00